EXHIBIT 32.0

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Indian Village Bancorp, Inc. (the "Corporation") on Form 10-KSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the period covered by the Report.

September 26, 2003               /s/  Marty R. Lindon
                                 -----------------------------------------
                                 Marty R. Lindon
                                 Chief Executive Officer



September 26, 2003               /s/  Andrea R. Miley
                                 -----------------------------------------
                                 Andrea R. Miley
                                 Vice-President-Controller
                                 (principal accounting & financial officer)